UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2007

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Massachusetts	0-17089	04-2976299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Post Office Square, Boston, Massachusetts 02109

(Address of Principal Executive Offices) (Zip Code)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 1, 2007, Boston Private Financial Holdings, Inc. (“Boston Private”) completed the acquisition of Charter Financial Corporation (“Charter Financial”), the holding company of Charter Bank, pursuant to the terms of the Agreement and Plan of Merger entered into between Boston Private and Charter Financial, dated as of March 3, 2007. Under the terms of the agreement, Charter Bank common shareholders will receive an aggregate of approximately $29.4 million in cash (including the value of the stock options of approximately $1.5 million) and an aggregate of approximately 1.5 million shares of Boston Private common stock for a total transaction value of $72.0 million.

On July 2, 2007 Boston Private issued a press release announcing that it has completed the acquisition of Charter Financial. The press release is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 2.01 by reference in its entirety.

Item 8.01. Other Events.

On June 29, 2007, the initial purchasers exercised the full over-allotment option for $37.5 million of Boston Private’s 3.00% Contingent Convertible Senior Notes due 2027. The sale of the notes, including the over allotment notes, is expected to close July 5, 2007 for total consideration of $287.5 million. A copy of the press release relating to Boston Private’s announcement is attached as Exhibit 99.3 to this report and is incorporated herein by reference in its entirety.

The press releases (filed herewith as Exhibit 99.1 and 99.3) contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements, estimates, projections, expectations or predictions about future events and often include words such as “estimate,” projects, “ “anticipates”, “will,” “targets,” “expects,” and other words or expressions indicating statements about the future. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are in some cases beyond the control of Boston Private, and which may cause the actual results, performance or achievements of Boston Private to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Boston Private disclaims any obligation to update any of the forward-looking statements contained herein to reflect future events or developments.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 2, 2007.

99.2	Agreement and Plan of Merger dated March 3, 2007, by and between Boston Private Financial Holdings, Inc. and Charter Financial (incorporated by reference to Exhibit 99.1 to Boston Private Financial Holdings, Inc.’s Current Report on Form 8-K dated March 5, 2007).

99.3	Press Release dated June 29, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Date: July 3, 2007

By:  /s/  Timothy L. Vaill

        Name: Timothy L. Vaill

        Title: Chief Executive Officer